UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2007



                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



           Maryland                   1-10093                13-6908486
           --------                   -------                ----------
 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)         Identification No.)


 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan      48334
 -----------------------------------------------------------------      -----
            (Address of principal executive offices)                 (Zip Code)


   Registrant's telephone number, including area code        (248) 350-9900
                                                      --------------------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2007, Ramco-Gershenson Properties Trust (the "Trust") filed Articles Supplementary to the Trust's Declaration of Trust with the Department of Assessment and Taxation of the State of Maryland. The Articles Supplementary reclassified and redesignated 1,150,000 shares of 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest and 2,018,250 shares of 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest as preferred shares of beneficial interest without further designation. All of the issued and outstanding Series B preferred shares and Series C preferred shares were reacquired by the Trust in 2007. The Articles Supplementary are filed herewith as Exhibit 3.1 and is hereby incorporated by reference.


Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

       Exhibit       Description
       -------       -----------

       3.1 Articles Supplementary reclassifying 1,150,000 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest as preferred shares of beneficial interest without further designation and reclassifying 2,018,250 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest as preferred shares of beneficial interest without further designation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMCO-GERSHENSON PROPERTIES TRUST


Date: December 17, 2007                  By: /s/ Richard J. Smith
                                             --------------------------------
                                             Richard J. Smith
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

  3.1 Articles Supplementary reclassifying 1,150,000 9.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest as preferred shares of beneficial interest without further designation and reclassifying 2,018,250 7.95% Series C Cumulative Convertible Preferred Shares of Beneficial Interest as preferred shares of beneficial interest without further designation.